UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 17, 2016

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

Howard County Purchase and Sale Agreements

On October 17, 2016, SM Energy Company, a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “QStar Purchase Agreement”) with QStar LLC, a Delaware limited liability company (“QStar”), pursuant to which the Company will purchase from QStar all of QStar’s interests in certain oil and gas assets located in Howard and Martin Counties, Texas (the “Midland Assets”).  On October 17, 2016, the Company also entered into a Ratification and Joinder Agreement (the “Joinder Agreement”) with RRP-QStar, LLC (“RRP”), whereby RRP agreed to sell its interests in the Midland Assets to the Company on the same terms and conditions set forth in the QStar Purchase Agreement, except as such terms are modified in the Joinder Agreement.  The transactions contemplated by the QStar Purchase Agreement are referred to herein as the “QStar Transaction,” and the transactions contemplated by the Joinder Agreement are referred to herein as the “RRP Transaction.”  The board of directors of the Company has approved the QStar Purchase Agreement, the Joinder Agreement, the QStar Transaction and the RRP Transaction.

Under the QStar Purchase Agreement and the Joinder Agreement, the Company agreed to purchase QStar’s and RRP’s interests in the Midland Assets for $1.1 billion in cash consideration, and approximately 13.4 million shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  The cash consideration is subject to certain purchase price adjustments, including adjustments for certain title defects and certain environmental defects asserted prior to December 2, 2016.  Except for its remedy of a breach by QStar or RRP of certain limited representations and interim period covenants, the Company’s exclusive remedy for title matters and environmental matters, with certain exceptions, will be handled through a title or environmental defect mechanism. Following the execution of the QStar Purchase Agreement, the Company deposited $60.0 million (the “QStar Deposit”) into an escrow account as the deposit to be applied against the purchase price for the QStar Transaction at the closing, and following the execution of the Joinder Agreement, the Company deposited $20.0 million (the “RRP Deposit”) into an escrow account as the deposit to be applied against the purchase price for the RRP Transaction at the closing.

Conditions to the Closing of the QStar Transaction and the RRP Transaction and Termination Rights

The completion of each of the QStar Transaction and the RRP Transaction is subject to the satisfaction or waiver of certain customary conditions, including, among others: (a) the absence of certain legal impediments to the consummation of each such transaction; (b) the absence of any litigation related to each such transaction; (c) the material accuracy of the parties’ representations and warranties as of the closing; and (d) aggregate adjustments to the purchase price due to title and environmental defects shall not exceed 20% of the unadjusted purchase price.

The QStar Purchase Agreement may be terminated (a) by mutual agreement of the parties; or (b) by QStar or the Company if the conditions to closing have not been satisfied or waived by January 20, 2017.  The Joinder Agreement may be terminated (a) by mutual agreement of the parties; or (b) by RRP or the Company if the conditions to closing have not been satisfied or waived by January 20, 2017.

If the conditions precedent for the Company’s obligations to consummate the QStar Transaction are satisfied or waived by the Company and the QStar Transaction is not consummated because of a material breach of its covenants by the Company or because the Company’s representations and warranties are not true and the breach of such representations and warranties would constitute a material adverse effect, then QStar shall be entitled to the QStar Deposit as liquidated damages or to seek all remedies at law or equity, including specific performance of the QStar Purchase Agreement.  If the conditions precedent for the Company’s obligations to consummate the RRP Transaction are satisfied or waived by the Company and the RRP Transaction is not consummated because of a material breach of its covenants by the Company or because the Company’s representations and warranties are not true and the breach of such representations and warranties would constitute a material adverse effect, then RRP shall be entitled to the RRP Deposit as liquidated damages or to seek all remedies at law or equity, including specific performance of the Joinder Agreement.

If the QStar Purchase Agreement is permitted to be terminated by the Company because any of its conditions precedent to closing have not been satisfied and QStar is in material breach of any of its covenants or agreements under the QStar Purchase Agreement, then the Company will be entitled to seek all remedies available at law or equity, including specific performance.  If the QStar Purchase Agreement is terminated for any other reason, the QStar Deposit will be returned to the Company.  If the Joinder Agreement is permitted to be terminated by the Company because any of its conditions precedent to closing have not been satisfied and RRP is in material breach of any of its covenants or agreements under the Joinder Agreement, then the Company will be entitled to seek all remedies available at law or equity, including specific performance.  If the Joinder Agreement is terminated for any other reason, the RRP Deposit will be returned to the Company.

Other Terms of the QStar Purchase Agreement and the Joinder Agreement

The QStar Purchase Agreement and the Joinder Agreement each contain customary representations, warranties and covenants for a transaction of this nature. The QStar Purchase Agreement and the Joinder Agreement also contain customary mutual pre-closing covenants, including the obligation of QStar and RRP to own and operate the assets it owns in the regular course of business and to refrain from taking certain actions. In addition, each of QStar and RRP have agreed to indemnify the Company for certain losses, including those related to a breach of QStar’s or RRP’s respective representations or warranties.

The foregoing summary of the QStar Purchase Agreement, the Joinder Agreement, the QStar Transaction and the RRP Transaction does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the QStar Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the full text of the Joinder Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K.  The QStar Purchase Agreement and the Joinder Agreement have been included to provide investors with information regarding their respective terms and is not intended to provide any financial or other factual information about the Company. In particular, the representations, warranties and covenants contained in each of the QStar Purchase Agreement and the Joinder Agreement (a) were made only for purposes of the QStar Purchase Agreement or the Joinder Agreement, as applicable, and as of specific dates, (b) were solely for the benefit of the parties to the QStar Purchase Agreement or the Joinder Agreement, as applicable, (c) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, (d) were made for the purposes of allocating contractual risk between the parties to the QStar Purchase Agreement and the Joinder Agreement instead of establishing matters subject to representations and warranties as facts, and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the QStar Purchase Agreement and the Joinder Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the QStar Purchase Agreement and in the Joinder Agreement not in isolation but only in conjunction with the other information about the Company that is included in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Williston Basin Purchase and Sale Agreement

On October 17, 2016, the Company entered into a Purchase and Sale Agreement (the “Oasis Purchase Agreement”) with Oasis Petroleum North America LLC, a Delaware limited liability company (“Oasis”), pursuant to which Oasis will purchase from the Company all of the Company’s interests in certain oil and gas assets located in Montana and North Dakota (the “Williston Assets”).  The transactions contemplated by the Oasis Purchase Agreement are referred to herein as the “Oasis Transactions.”  The board of directors of the Company has approved the Oasis Purchase Agreement and the Oasis Transactions.

Under the Oasis Purchase Agreement, Oasis agreed to purchase the Williston Assets for $785 million in cash consideration.  The purchase price is subject to certain purchase price adjustments, including adjustments for certain title defects and certain environmental defects asserted prior to November 21, 2016.  Except for its remedy of a breach by the Company of certain limited representations and interim period covenants, Oasis’s exclusive remedy for title matters and environmental matters, with certain exceptions, will be handled through a title or environmental defect mechanism. Following the execution of the Oasis Purchase Agreement, Oasis deposited $78.5 million (the “Oasis Deposit”) into an escrow account as a deposit to be applied against the purchase price at the closing.

Conditions to the Closing of the Oasis Transactions and Termination Rights

The completion of the Oasis Transactions is subject to the satisfaction or waiver of certain customary conditions, including, among others: (a) the absence of certain legal impediments to the consummation of each transaction; (b) the absence of any litigation related to each transaction; (c) the material accuracy of the parties’ representations and warranties as of the closing; and (d) aggregate adjustments to the purchase price due to title and environmental defects shall not exceed 15% of the unadjusted purchase price.

The Oasis Purchase Agreement may be terminated (a) by mutual agreement of the parties; or (b) by Oasis or the Company if the conditions to closing have not been satisfied or waived by December 30, 2016.

If the conditions precedent for Oasis obligations to consummate the Oasis Transaction are satisfied or waived by Oasis and the Oasis Transaction is not consummated because of a material breach of its covenants by Oasis or because Oasis’s representations and warranties are not true in all material respects, then the Company shall be entitled to the Oasis Deposit as liquidated damages or to seek specific performance of the Oasis Purchase Agreement.

If the Oasis Purchase Agreement is permitted to be terminated by Oasis because any of its conditions precedent to closing have not been satisfied and the Company is in material breach of any of its covenants or agreements under the Oasis Purchase Agreement, then Oasis will be entitled to seek either specific performance or a return of the Oasis Deposit and monetary damages from the Company.  If the Oasis Purchase Agreement is terminated for any other reason, the Oasis Deposit will be returned to Oasis.

Other Terms of the Oasis Purchase Agreement

The Oasis Purchase Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Oasis Purchase Agreement also contains customary mutual pre-closing covenants, including the obligation of the Company to own and operate the Williston Assets it owns in the regular course of business and to refrain from taking certain actions. In addition, the Company has agreed to indemnify Oasis for certain losses, including those related to a breach of the Company’s representations or warranties.

The foregoing summary of the Oasis Purchase Agreement and the Oasis Transactions does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Oasis Purchase Agreement, which is filed as Exhibit 2.3 to this Current Report on Form 8-K. The Oasis Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company. In particular, the representations, warranties and covenants contained in the Oasis Purchase Agreement (a) were made only for purposes of the Oasis Purchase Agreement and as of specific dates, (b) were solely for the benefit of the parties to the Oasis Purchase Agreement, (c) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, (d) were made for the purposes of allocating contractual risk between the parties to the Oasis Purchase Agreement instead of establishing matters subject to representations and warranties as facts, and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Oasis Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Oasis Purchase

Agreement not in isolation but only in conjunction with the other information about the Company that is included in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 3.02              Unregistered Sales of Equity Securities.

Pursuant to the QStar Purchase Agreement and the Joinder Agreement, the Company will issue approximately 13.4 million shares of Common Stock in aggregate to QStar and RRP upon completion of the QStar Transaction and the RRP Transaction.  The shares of Common Stock to be issued to QStar and RRP will be issued in a private placement in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and the safe harbor provided by Rule 506 of Regulation D promulgated thereunder.

The information set forth in Item 1.01 under the heading “Howard County Purchase and Sale Agreements” is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 18, 2016, the Company issued a press release announcing that it had entered into the QStar Purchase Agreement, the Joinder Agreement and the Oasis Purchase Agreement.   A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits	Description

	Exhibit 2.1	Purchase and Sale Agreement, dated as of October 17, 2016, by and between SM Energy Company and QStar LLC

	Exhibit 2.2	Letter Agreement, dated as of October 17, 2016, by and among SM Energy Company, QStar LLC, and RRP-QStar, LLC

	Exhibit 2.3	Purchase and Sale Agreement, dated as of October 17, 2016, by and between SM Energy Company and Oasis Petroleum North America LLC

	Exhibit 99.1	Press release of the Company dated October 18, 2016, entitled “SM Energy Cores Up in the Midland Basin with Simultaneous Transactions”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	October 21, 2016	By:	/s/ David W. Copeland
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary